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                                                              EXHIBIT 99.906CERT

              CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63
                      OF TITLE 18 OF THE UNITED STATES CODE

I, Louis G. Navellier,Principal Executive Officer and Trustee of The Navellier Millennium Funds, certify that (i) the Form N-CSR for the period ended
December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form N-CSR for the period ended December 31, 2003 fairly presents, in all material respects, the financial condition and results of operations of The Navellier Millennium Funds.

Date:    March 9, 2004
     ----------------------


/s/ LOUIS G. NAVELLIER
------------------------------------
Louis G. Navellier
Principal Executive Officer and Trustee
The Navellier Millennium Funds.


              CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63
                     OF TITLE 18 OF THE UNITED STATES CODE

I, Arjen Kuyper, Principal Accounting Officer of The Navellier Millennium Funds, certify that (i) the Form N-CSR for the period ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form N-CSR for the period ended December 31, 2003 fairly presents, in all material respects, the financial condition and results of operations of The Navellier Millennium Funds.

Date:    March 9, 2004
     ----------------------


/s/ ARJEN KUYPER
------------------------------------
Arjen Kuyper
Principal Accounting Officer
The Navellier Millennium Funds.